



# NEOSTEM, INC. (“NBS”)

**Investor Presentation**

*January 2011*

NeoStem®

YOUR CELLS • YOUR USE • YOUR LIFE

WWW.NEOSTEM.COM

# Forward-Looking Statements

Included in this presentation are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as well as historical information. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of NeoStem, Inc. and its subsidiaries (collectively, the "Company"), or industry results, to be materially different from anticipated results, performance or achievements expressed or implied by such forward-looking statements. When used in this presentation, statements that are not statements of current or historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "plan," "intend," "may," "will," "expect," "believe," "could," "anticipate," "estimate," or "continue" or similar expressions or other variations or comparable terminology are intended to identify such forward-looking statements, although some forward looking statements are expressed differently. Additionally, statements regarding our ability to successfully develop, integrate and grow the businesses at home and abroad, including with regard to the Company's research and development efforts in cellular therapy, its adult stem cell and umbilical cord blood collection, processing and storage business, contract manufacturing and process development of cellular based medicines, and the pharmaceuticals manufacturing operations conducted in China, the future of regenerative medicine and the role of stem cells in that future, the future use of stem cells as a treatment option and the role of VSEL™ Technology in that future and the potential revenue growth of such businesses, are forward-looking statements. Our future operating results are dependent upon many factors and our further development is highly dependent on future medical and research developments and market acceptance, which is outside our control. Forward-looking statements may not be realized due to a variety of factors and we cannot guarantee their accuracy or that our expectations about future events will prove to be correct. Such factors include, without limitation, (i) our ability to manage the business despite operating losses and cash outflows; (ii) our ability to obtain sufficient capital or strategic business arrangements to fund our operations and expansion plans, including meeting our financial obligations under various licensing and other strategic arrangements and the successful commercialization of the relevant technology; (iii) our ability to build the management and human resources and infrastructure necessary to support the growth of the business; (iv) our ability to integrate the Company's acquired businesses successfully and grow such acquired businesses as anticipated; (v) whether a large global market is established for our cellular-based products and services and our ability to capture a share of this market; (vi) competitive factors and developments beyond our control; (vii) scientific and medical developments beyond our control; (viii) our ability to obtain appropriate governmental licenses, accreditations or certifications or comply with healthcare laws and regulations or any other adverse effect or limitations caused by government regulation of the business; (ix) whether any of our current or future patent applications result in issued patents and our ability to obtain and maintain other rights to technology required or desirable for the conduct of our business; (x) whether any potential strategic benefits of various licensing transactions will be realized and whether any potential benefits from the acquisition of these licensed technologies will be realized; (xi) factors regarding our business and initiatives in China and, generally, regarding doing business in China, including through our variable interest entity structure, including (a) costs related to funding these initiatives, (b) the successful application under Chinese law of the variable interest entity structure to the Company's business, which structure the Company is relying on to conduct its business in China, (c) the ability to integrate the Company and the business operations in China successfully and grow such integrated businesses as anticipated, and (d) the need for outside financing to meet capital requirements; and (xii) other risk factors disclosed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings."

All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors. We undertake no obligation to update or revise these forward-looking statements, whether to reflect events or circumstances after the date initially filed or published, to reflect the occurrence of unanticipated events or otherwise, except to the extent required by federal securities laws.

# About NeoStem

***NeoStem is*** an international biopharmaceutical company with adult stem cell operations in the U.S., a network of adult stem cell therapeutic providers in China and a 51% ownership interest in a profitable Chinese generic pharmaceutical manufacturing company.

| | | | |
|---|---|---|---|
| 51% ownership in Suzhou Eyre | Progenitor Cell Therapy | NeoStem's China Affiliated Entities | Research and Development |

# Suzhou Erye – Profitable & Growing

**Acquired 51% of Chinese generic therapeutics company, Suzhou Erye[1]**
**Location Suzhou China**

## Suzhou Erye

- **Vertically-integrated manufacturer of generic antibiotic products and APIs with extensive distribution throughout China**
  - 8 cGMP-certified production lines
  - Extensive distribution network throughout PRC
  - No significant customer concentration
- **70% of current drug portfolio covered by the National Insurance Drug List; number of products covered expected to increase**
- **Revenue nearly doubled from 2007 to 2009; new facility expected to double capacity**
  - Future profitability to fund expansion of stem cell activities

p



~91% Growth Rate in Revenue
Revenues ($ in millions)
$70
$60
$50
$40
$30
$20
$10
$0
$32
$50
$61
2007
2008
2009

## Market Opportunity

- **China announced $124 billion budget to improve health care system over three years (2009-2011)**
  - Provide universal medical service to China's 1.3 billion population
  - China to become third largest pharmaceutical market (behind U.S. and Japan)
- **Pharmaceutical market forecasted to reach $78 billion by 2013**
  - Construction of 30,000 new hospitals, clinics and healthcare centers
  - New Rural & Urban Cooperative Medical Insurance System – at least 90% of population will be covered by 2011
- **Chinese Antibiotics market was approximately $8 billion in 2007; $12 billion in 2009**
  - Strong growth expected to continue
  - Many antibiotics will be covered as "essential medicines" under the new healthcare insurance system giving end users 100% payment coverage
  - Pipeline Drugs: 2 approved (Omeprazole, Cloxacillin Sodium), 5 pending approvals Adefovir, Clindamycin Phosphate, Faropenem Sodium, Faropenem, Tiopronin)

*(1) Acquisition of Suzhou Erye occurred in October, 2009.*

# Goals of Suzhou Erye

- Complete relocation to allow doubling of manufacturing capacity; increased revenues expected to flow from eliminating inefficiencies associated with transitioning to new facility

- Commercialize pipeline drugs

- Continue to develop distribution channels domestically as well as the export of API's business

- Continue to add drugs to Erye pipeline both in the antibiotic space as well as in alternate areas where there is high demand for therapies

# US Stem Cell Business

***Accelerate proprietary cellular therapies and become a single source for collection, storage, manufacturing, therapeutic development and transporter of cells for cell based medicine and regenerative science globally.***



planarian
starfish
salamander
6-point buck
human
Regeneration Potential
Evolutionary Scale

## VSEL™ Technology

- Very small embryonic-like stem cells maintain many embryonic characteristics yet are classified as adult
- isolated from a patients own bone marrow, peripheral blood or cord blood
- Demonstrates pluripotency and somatic imprinting
- Small volume of very small embryonic-like stem cells should provide adequate doses
- Easily obtained and stored using cryopreservation to preserve in advance and bank for future use
- Received validation of technology through financial commitments from the DOD, NIH and the Vatican in Rome.



Regulatory Compliance
cGMP Manufacturing
PCT
Cell Therapy Development
Stem Cell Banking Centers

NeoStem

# Wound Technology ( Worldwide License)



Double barreled syringe to spray adult stem cells



Back wound after surgery to Remove skin cancer



Spraying adult stem cells into the wound



Wound completely healed after 7 months



Baseline



During 3rd Application



Almost Healed at 3 months



Complete Closure after 6 months

- **NeoStem awarded $700,000 from the U.S. Army's Medical Research and Materiel Command to advance adult stem cell therapies in treating traumatic wounds**
- **Current Physician IND in place**

# Goals of US Cell Therapy Business

- **Grow revenues from process and assay development, manipulation, cryopreservation, storage, manufacturing and distribution**
- **Expand contract cGMP manufacturing for other cell therapy centers, academic, institutions and companies using China facility in development**
- **Develop NeoStem's stem cell banking business to include cord blood and adult stem cell services of PCT at cGMP level to offer comprehensive family stem cell banking program**
- **Develop proprietary cell based products using VSEL™ Technology to which NeoStem holds the worldwide license**
- **Develop T-reg therapeutic to be owned 80% by NeoStem and 20% owned by Beckon Dickenson and University of Pennsylvania**
- **Develop stem cell based therapy for chronic wounds and osteoporosis fueled by Department of Defense Funding**

# Validating Partnerships

**Academic Collaborators of NeoStem for VSEL Development**

- Sponsored research agreement with University of California-Davis
- Sponsored research agreement with the Schepens Eye Research Institute, an affiliate of Harvard
- Sponsored research agreement with University of Louisville
- Sponsored research agreement/SBIR grant with University of Michigan

**Advisory Board**

- Wayne Marasco, *MD, PhD (Chairman)* - Dana-Farber Cancer Institute; Harvard Medical School
- Douglas Losordo, *MD (ACC, ADA, ASGCT)* - Northwestern's Feinberg School of Medicine
- Vincent Falanga, *MD* - Boston University School of Medicine; Roger Williams Medical Center (RI)
- Ron Rothenberg, *MD(FACEP)* - California Health Span Institute; Scripps Memorial Hospital
- Mariusz Ratajczak, *MD, PhD* - James Graham Brown Cancer Center; University of Louisville
- Vincent Giampapa, *MD* - University of Medicine and Dentistry of NJ; The Giampapa Institute for Anti-Aging Medical Therapy
- George Smith, *MD* – Formerly UCLA Clinical Laboratories and UCLA Blood Bank
- Roberto Bolli, *MD* - University of Louisville; Jewish Hospital
- Thomas A. Einhorn, *MD* - Boston University
- Joseph D. Zuckerman, *MD* - NYU Hospital for Joint Diseases Department of Orthopaedic Surgery; NYU School of Medicine
- Richard Goldfarb, *MD(FACS)* - Center for Smartlipo
- Jerome Ritz, *MD* - Harvard Medical School; Connell O'Reilly Cell Manipulation Core Facility; Dana-Farber/Harvard Center; Harvard Stem Cell Institute

**The Vatican's Pontifical Council**

- Vatican makes first ever collaboration with a commercial venture to advance adult stem cell research and undertakes a $1 million commitment to fuel collaboration

NeoStem

# NeoStem's China Affiliated Entities

1.) Network of Hospitals delivering NeoStem's Asia licensed Adult Stem Cell technology for Orthopedics using MSCs



1
2
3

1.) Wendeng Hospital – Launched June 2010
2.) Shijianzhuag – Third Hospital signed December 2010
3.) A third hospital in Tianjin expected to sign early in 2011

2.) Building in Beijing – Laboratory Facility for processing, banking, and manufacturing comparable to U.S.



The Facility
Office
Main R&D lab
Clean Room

> Construction completed December 2010
>Anticipated Operations Summer 2011

3.) Through NeoStem, Inc. collaboration with Enhance Biomedical Holdings adult stem cell collection, processing, and storage business as well as cosmetic and anti-aging business initiated in Taiwan



# Progressive Stem Cell Environment in China

- Favorable clinical and regulatory environment
  - Greater receptivity toward advanced therapeutics such as stem cell therapy
  - Actively seeking innovative technologies and therapies from the U.S.
- Large and rapidly growing Chinese health care market going through health care reform
  - 1.3 billion people with growing health care needs
  - $124 billion investment in healthcare reform by the Chinese government
  - Growing medical tourism trend
- More favorable pathway for commercializing stem cell based therapies than other geographic markets
- Utilize CROs to cross reference data in the U.S. and China, benefitting from the opportunity to collect data outside of the U.S. to use towards FDA approval

NeoStem

# Licensed Proprietary Delivery Technology in China

**Goal: Developing cellular therapy platform in China to generate revenues today and serve as a vehicle for expansion in the future**

| Proprietary Technology Indication | Cells Used Currently | Potential Future Advancements |
|---|---|---|
| Orthopedics | MSCs | VSELs™ Technology |
| Wound | MSCs | VSELs™ Technology |
| Cosmetic/Skin Rejuvenation | MSCs | VSELs™ Technology |

Fracture of Tibia

**Before** **After**



Cartilage Repair

**Before** **After**


Cartilage

NeoStem

# Summary of NeoStem Business Strategy

## Integrated Components build value with multiple revenue sources

**Banking**



- Develop comprehensive cord and adult stem cell banking business at cGMP quality
- Recurring revenue from annual storage fees

**Cell Manufacturing(1)**



- Leverage expertise to cost effectively and efficiently produce regulatory compliant, stem-cell based products for licensed Company proprietary technology.
- Generating manufacturing and consulting revenue from corporate and academic clients

**Proprietary Adult Stem Cell Products**


VSEL™
heart
neuron
pancreas

- Efficient and cost effective development of companies proprietary technology including: VSEL™ Technology for multiple indications
- Revenue model from providing cells, cellular therapy development for academic institutions and corporate clients.

**Commercialization**



- Growing revenue from Chinese therapeutics business both pharmaceuticals and stem cells
- Leverage data to expand into the U.S. and Europe

(1) Assumes the close of the PCT acquisition.

# Key Executives

| NeoStem Management Team | |
|---|---|
| **Robin Smith, MD MBA**<br>*CEO & Chairman of the Board* | • MD – Yale; MBA – Wharton<br>• Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)<br>• Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation |
| **Jian Zhang**<br>*General Manager, Suzhou Erye Pharmaceuticals Co., Ltd* | • Joined Erye in 2003; extensive experience in the Chinese pharmaceutical industry<br>• Degree in Finance and Accounting from Central Television University<br>• Certified Public Accountant in China |
| **Ian Zhang, PhD MBA**<br>*President and Managing Director NeoStem (China), Inc* | • PhD in Biotechnology –MBA – University of Chicago<br>• Management and scientific positions in healthcare and biotech industries for past 20 years<br>• Formerly with Life Technology Corporation; Dynal Biotech (Beijing) Ltd (subsidiary of Invitrogen) |
| **Larry May**<br>*Chief Financial Officer* | • BS Business Administration – University of Missouri<br>• Formerly Treasurer & Controller at Amgen; SVP Finance & CFO at BioSource Intl<br>• Extensive experience building accounting, finance and IT operations |
| **Catherine Vaczy, Esq**<br>*VP and General Counsel* | • BA – Boston College; JD – St. John's University<br>• Formerly VP of Legal and Associate General Counsel for Imclone Systems Inc.<br>• Formerly Corporate Counsel at Ross & Hardies, New York Office, Life Science Practice<br>• Member of the Board of Stem for Life Foundation |
| **Alan Harris,**<br>*MD PhD FACP FRCP*<br>VP, *Regenerative Medicine, Drug Development and Regulatory Affairs* | • MD – University of Strasbourg (France); PhD – Erasmus University (Netherlands)<br>• Currently Adjunct Prof of Pharmacology NYU Medical School; Formerly Assoc Prof of Medicine UCLA School of Medicine, Dir of Clinical Pharmacology Cedars-Sinai Medical Center<br>• Formerly with NPS Pharmaceuticals; Pfizer; Schering-Plough; Novartis |
| **Andrew Pecora, MD, FACP**<br>CMO of PCT | • MD – University of Medicine and Dentistry of New Jersey<br>• Chairman and Director of the cancer center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center |
| **Robert Preti, PhD**<br>President of PCT | • PhD and MS in Cellular Biology / Hematology - New York University<br>• One of the country's leading authorities on cell engineering and the principle investigator for a number of clinical trials relating to stem cell transplantation<br>• 10 years experience as Director of Hematopoietic Stem Cell Processing & Research Laboratory |
| **George S. Goldberger, MBA**<br>VP of Business Development of PCT | • BS Systems Engineering – Polytechnic Institute of NYU; MBA – Wharton<br>• Formerly CEO of Goldberger & Associates Inc. |

# Board of Directors

**NeoStem Board Members**

| | |
|---|---|
| **Robin Smith, MD, MBA**<br>*CEO & Chairman of the Board* | • MD – Yale; MBA – Wharton<br>• Formerly President & CEO IP2M (HC multimedia), EVP & CMO HealthHelp (radiology management)<br>• Trustee of NYU Medical Center; Chairman of the Board of NYU Hospital for Joint Diseases (through November 2009) and Stem for Life Foundation |
| **Eric Wei**<br>*Managing Partner, RimAsia Capital Partners* | • BS Mathematics & Economics – Amherst College; MBA – Wharton<br>• Experience – Founder/Managing Partner of RimAsia Capital Partners (private equity); Peregrine Capital, Prudential Securities, Lazard Freres, Citibank; Gilbert Global Equity PartnersCrimson Asia Capital Partners |
| **Mingsheng Shi**<br>*Chairman of the Board of Suzhou Erye Pharmaceutical* | • BSc Economics & Management – Party School of the Communist Party of China<br>• Professional title of Senior Economist<br>• Extensive experience in pharmaceutical industry in China |
| **Steven Myers**<br>*(Independent)* | • BS Mathematics – Stanford University<br>• Experience – Founder/Chairman/CEO SM&A (competition management services); career in aerospace and defense sectors supporting DoD & NASA programs |
| **Drew Bernstein, CPA**<br>*(Independent)* | • BS – University of Maryland Business School<br>• Licensed in State of New York; member AICPA, NYSSCPA and NSA<br>• Experience – Bernstein & Pinchuk LLP (member of BDO Seidman Alliance); PRC auditing; 200+ real estate transactions with $3B+ aggregate value; accountant and business advisor |
| **Richard Berman**<br>*(Independent)* | • Over 35 years of venture capital, management, M&A experience<br>• Experience – Current Board of Directors of Apricus Biosciences, Easylink Services International, Inc., Advaxis, Inc., Broadcaster, Inc., National Investment Managers |
| **Edward Geehr, MD**<br>*(Independent)* | • BS – Yale University; MD – Duke University<br>• Experience – Abraxis Bio-Science; Allez Spine; IPC-The Hospitalist Company |
| **Andrew Pecora[(1)], MD, FACP** | • MD — University of Medicine and Dentistry of New Jersey<br>• Chairman and Director of the cancer center at Hackensack University Medical Center, and Managing Partner of the Northern New Jersey Cancer Center |

(1) Q2 2011

# Capitalization Table

**NeoStem Capitalization Table**

| Capitalization (Common Share Equivalent in 000s) | Shares Outstanding | % Outstanding |
|---|---|---|
| Common Stock | 74,890 | 62.7% |
| Total Preferred Shares (common share equivalents) | 5,300[1] | 4.5% |
| Total Warrants (average exercise price $2.91) | 24,844 | 20.8% |
| Total Options (average exercise price $1.87) | 14,330 | 12.0% |
| Fully-diluted Shares Outstanding | 119,364 | 100.0% |

*Source: Company filings*
*Equity Data (as of 1/19/11)*
*(1) Includes Series B convertible redeemable preferred stock, 10,000 shares.*

NeoStem

# Key Financial Metrics[1]

| Historical Income Statement ($ 000's) | 9 Months Ending 9/30/10 |
|---|---|
| Revenue | |
| Pharmaceuticals | $ 51,500 |
| Stem cell and others | 216 |
| Total revenues | $ 51,716 |
| Gross profit | 16,701 |
| R&D expenses | 5,113 |
| Net Loss | $(17,279) |

| Statement of Cash Flows ($ 000's) | 9 Months Ending 9/30/10 |
|---|---|
| Net cash used in operations | $ (3,176) |
| Acquisition of PP&E | $(12,511) |

| Balance Sheet ($ 000's) | As of 9/30/10 |
|---|---|
| Cash & equivalents | $ 4,067 |
| Current assets | $ 28,258 |
| Total assets | $116,971 |
| Current liabilities | $ 20,570 |
| Total liabilities | $ 33,258 |
| Total equity | $ 83,713 |

***The Company Closed a Financing of over $19 Million on November 19, 2010**

(1) *This table should be read in conjunction with the Company's full financial statements for these periods which may be found at www.sec.gov under "Search for Company Filings."*

NeoStem

# NeoStem's Unique Business Model

Created a platform that has short term and long term value drivers

Uses profitable pharmaceutical business to offset certain costs associated with development of stem cell therapeutics

Blends regulatory environments to generate revenues from stem cell therapies in China while developing cellular therapy business in the United States and abroad

# Contact Information

## NeoStem, Inc.

**Robin Smith, MD, MBA**
***Chairman & CEO***
Phone: (212) 584-4174
Email: rsmith@neostem.com
http://www.neostem.com